                           SCHEDULE 14C INFORMATION
                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:
[_]   Preliminary Information Statement
[_] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]   Definitive Information Statement

                                    THT Inc.
 ................................................................................
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)  Title of each class of securities to which transaction applies.

      ..........................................................................


      2)  Aggregate number of securities to which transaction applies:

      ..........................................................................


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ......................................................................


      4)  Proposed maximum aggregate value of transaction:

      ..........................................................................


      5)  Total fee paid:

      ..........................................................................


[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          .....................................................................

      2)  Form, Schedule or Registration Statement No.:

          .....................................................................

      3)  Filing Party:

          .....................................................................

      4)  Date Filed:

          .....................................................................

                                    THT INC.
                              33 Riverside Avenue
                          Westport, Connecticut  06880

                         -----------------------------

NOTICE OF THE TAKING OF CORPORATE ACTION WITHOUT A MEETING BY WRITTEN CONSENT

                         -----------------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.



Dear Stockholder:

    In accordance with Section 228(d) of the Delaware General Corporation Law, notice is hereby given that holders of a majority of the outstanding shares of Common Stock, par value $.01 per share, of THT Inc., a Delaware corporation (the "Company"), have taken the following action on July 21, 1997. Such action was taken by the written consent of such holders and without a stockholders meeting in accordance with the above-referenced Section of the Delaware General Corporation Law. Such holders approved the adoption of the Company's 1997 Stock Option Plan (the "Plan"). A copy of the Plan is included as Exhibit A to the Information Statement, attached hereto.

    The accompanying Information Statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934.


                                       By Order of the Board of Directors,



                                       Jeffrey B. Gaynor, Secretary



Westport, Connecticut
July 30, 1997

                                    THT INC.
                              33 Riverside Avenue
                          Westport, Connecticut  06880

                        --------------------------------

                             INFORMATION STATEMENT

                        --------------------------------


     This Information Statement is being furnished for the information of the holders of shares of Common Stock, par value $.01 per share ("Common Stock"), of THT Inc., a Delaware corporation ("THT" or the "Company"), pursuant to Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), and Regulation 14C promulgated thereunder. This Information Statement is being mailed on or about July 30, 1997 to holders of shares of Common Stock of the Company of record, as described below.

     Stockholders of the Company of record at the close of business on July 21, 1997, are entitled to notice of the corporate action taken by written consent of holders of a majority of the issued and outstanding shares of Common Stock of the Company adopting the Company's 1997 Stock Option Plan (the "Plan"). Such action will be effective twenty (20) days following the mailing of this Information Statement. As of the close of business on July 21, 1997, the Company had 3,982,605 shares of Common Stock issued and outstanding.

     Stockholders who hold a majority of the issued and outstanding shares of Common Stock have executed a written consent approving the adoption of the Plan as of July 21, 1997. A copy of the Plan is attached hereto as Exhibit A, and incorporated herein by reference.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                             1997 STOCK OPTION PLAN

     The Plan provides that options to acquire a maximum of 400,000 shares of Common Stock may be granted to executive officers, employees (including employees who are directors), independent contractors and consultants of the Company.

     The Plan may be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee of the Board of Directors (the "Committee"). The Board of Directors or the Committee, as the case may be, may determine which persons will receive options and the number of options to be granted to such persons. The Board of Directors or the Committee, as the case may be, also interprets the provisions of the Plan and makes all other determinations that it may deem necessary or advisable for the administration of the Plan.

     Pursuant to the Plan, the Company may grant Incentive Stock Options ("ISOs") as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and/or Non-Qualified Stock Options ("NQSOs"), not intended to qualify under Section 422(b) of the Code. The price at which the Company's Common Stock may be purchased upon the exercise of ISOs granted under the Plan is required to be at least equal to the per share fair market value of the Common Stock on the date the option is granted. The price at which the Company's Common Stock may be purchased upon the exercise of NQSOs shall be determined by the Board of Directors or the Committee. Options granted under the Plan may have maximum terms of not more than 10 years and are not transferable, except by will or the laws of descent and distribution. No ISO under the Plan may be granted to an employee owning more than 10% of the total combined voting power of all classes of stock issued by the Company unless the purchase price of the Common Stock under such option is at least 110% of the fair market value of the shares issuable upon exercise of the option determined as of the date the option is granted, and such option is not exercisable more than five years after the grant date.

     Generally, options granted under the Plan may remain outstanding and may be exercised only so long as the person to whom they were granted remains employed (or retained, if a consultant) by the Company or a subsidiary thereof, subject to certain exceptions in the case of retirement, involuntary termination other than for cause, total and permanent disability and death of an employee.

     Pursuant to the Plan, each option becomes exercisable at such time as the Board of Directors or the Committee, as the case may be, may specifically provide at the time the option is granted. However, options granted under the Plan shall be come immediately exercisable if the holder of such options is terminated by the Company or is no longer a director of the Company, as the case may be, subsequent to certain events which are deemed to be a "change in control" of the Company. A "change in control" of the Company generally is deemed to occur when: (i) any person becomes the beneficial owner of or acquires voting control with respect to more than 20% of the Common Stock; (ii) any person acquires the right to vote more than 20% of the Common Stock for the election of Directors; or (iii) the Company's stockholders approve the sale of all or substantially all of the Company's assets. Such "change in control" provisions do not apply to the beneficially ownership of those persons who currently beneficially own in excess of 20% of the Company's Common Stock.

     ISOs granted under the Plan are subject to the restriction that the aggregate fair market value (determined as of the date of grant) of options which first become exercisable in any calendar year cannot exceed $100,000.

     The Plan provides for appropriate adjustments in the number and type of shares covered by the Plan and options granted thereunder in the event of any reorganization, merger, recapitalization or certain other transactions involving the Company. In addition, the Plan provides that the maximum number of options that can be granted in a given fiscal year to a single person shall be limited to 250,000 options. Such limitation is intended to comply with Section 162(m) of the Code.

     As of the date hereof, no options have been granted by the Company under the Plan.


Federal Income Tax Aspects

     In accordance with the applicable provisions of the Code, currently in effect, neither the receipt nor the exercise of an ISO by an employee should generally result in the recognition of income or loss for federal income tax purposes.

     Assuming an employee meets the employment requirements at the date of exercise, no income is recognized by the employee until the stock acquired pursuant to the exercise of an ISO is subsequently sold. This gain on the sale will qualify for long-term capital gain treatment if such sale occurs at least two years after the grant of the ISO and one year after its exercise ("holding period requirements").

     If the holding period requirements are not met, there should be no tax imposed on the participant until the sale of the Company's Common Stock received pursuant to the exercise of the ISO. Any gain realized, however, from the sale of such stock will be taxed as ordinary income to the extent of the difference between (a) the lesser of (i) the fair market value of the Company's Common Stock on the date of exercise or (ii) the amount realized from such disposition, and (b) the exercise price.

     An individual who receives an NQSO will generally recognize ordinary income on the difference between the fair market value of the Common Stock on the exercise date and the amount paid for the Common Stock by the participant. This gain per share of Common Stock is treated as compensation to the participant and is subject to income and employment tax withholding. The adjusted basis in the Common Stock equals the amount paid for the Common Stock plus any amount that was included as compensation by the participant.

     Generally, under the Code, assuming the holding period and employment requirements are satisfied, no deduction will be allowed to the Company with respect to the grant or the exercise of an ISO. The Company should be allowed a deduction in the year that an NQSO is exercised to the extent that the person realizes ordinary income.

                                 SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of July 1, 1997, by (i) each person who is known by the Company to beneficially own 5% or more of Common Stock, (ii) each Director of the Company, (iii) each Executive Officer of the Company named in the Summary Compensation Table, set forth below, and (iv) all Directors and Executive Officers of the Company as a group.


                                                  Shares Beneficially Owned
                                                  -------------------------
Name and Address                                    Number       Percent
of Beneficial Owner                                 ------       -------
-------------------
Paul K. Kelly*.................................  1,991,350 (1)       50%

Frederick A. Rossetti*.........................          1 (2)       - %

Jeffrey B. Gaynor*.............................          1 (2)       - %

All Directors and Officers
as a Group (3 persons).........................  1,991,352 (1)(2)    50%

PH II Holdings, Inc.*..........................  1,811,350 (3)     45.5%

----------------------------


* The address of each of the beneficial owners is 33 Riverside Avenue, Westport, CT 06880.

(1) Includes 1,731,349 shares of Common Stock owned of record by PH II Holdings, Inc. ("PH II Holdings"), a wholly-owned subsidiary of PH II, Inc., an affiliate of the Company ("PH II"), and 80,001 shares of Common Stock owned of record by PH II, both entities of which Mr. Kelly is affiliated. Excludes 1,000 shares of Preferred Stock of the Company owned of record by PH II Holdings.

(2) Mr. Rossetti is an Officer and Director of PH II and PH II Holdings. Mr. Gaynor is a Director of PH II. Excludes shares of Common Stock beneficially owned by PH II Holdings and PH II, as described in Note (1) above.

(3) Excludes 1,000 shares of Preferred Stock of the Company owned of record by PH II Holdings. In addition, includes 80,001 shares of Common Stock owned of record by PH II.

                                 EXECUTIVE COMPENSATION

Compensation Table

     The following table sets forth information with respect to those persons who were, at September 30, 1996, the Co-Chief Executive Officers and the most highly compensated executive officers of THT (collectively, the "Named Officers"):

                           Summary Compensation Table




                                                                      Long-Term
                                                                     Compensation
                                                                     ------------
                                             Annual Compensation        Awards
                                           -----------------------   ------------
                                                             Other    Securities
                                                            Annual    Underlying   All Other
                                                            Compen-   Warrants/     Compen-
Name and Principal Position      Year      Salary    Bonus  sation     Options      sation
---------------------------      ----      ------    -----  ------     -------      ------
Paul K. Kelly                    1996        (1)
Co-Chief Executive               1995        (1)
Officer                          1994        (1)

Frederick A. Rossetti            1996        (1)
Co-Chief Executive               1995        (1)
Officer                          1994        (1)

----------


(1) Messrs. Kelly and Rossetti's services were provided to the Company through PH II, Inc. ("PH II"), an affiliate of the Company. For the fiscal year ended September 30, 1996, the Company paid PH II an aggregate $1,108,900 including $533,900 of incentive compensation, plus expenses, in consideration for the services of Messrs. Kelly and Rossetti and for the services of Jeffrey B. Gaynor, Executive Vice President and Secretary of the Company. For the fiscal year ended September 30, 1995, the Company paid PH II an aggregate $765,000, including $275,000 of incentive compensation, plus expenses, in consideration for the services of Messrs. Kelly, Rossetti and Gaynor. For the fiscal year ended September 30, 1994, the Company paid PH II an aggregate $526,500, including $76,500 of incentive compensation, plus expenses, in consideration for the services of Messrs. Kelly, Rossetti and Gaynor.


Director Compensation

     The Company does not compensate any Director of the Company for services performed as a Director.

Employment Contracts

     For the fiscal year ended September 30, 1996, no Executive Officer of the Company was employed as such pursuant to an employment contract with the Company. On October 1, 1995, an agreement was entered into between the Company and PH II, Inc. an affiliate of the Company, pursuant to which the services of Mr. Frederick A. Rossetti, Mr. Paul K. Kelly and Mr. Jeffrey B. Gaynor are provided to the Company, together with telephone usage, office space and all other standard office-related services. Frederick A. Rossetti has been provided to act on behalf of the Company as its Co-Chief Executive Officer, President and Treasurer, Mr. Kelly as Co-Chief Executive Officer and Chairman of the Board, and Mr. Gaynor as Secretary and Executive Vice President. PH II did not have the right under the agreement to elect or appoint the Officers of the Company, which right was solely the responsibility of the Company's Board of Directors. In consideration for such services, PH II was paid a base annual fee of $575,000 plus incentive compensation of $533,900, plus expenses. On October 1, 1996, a similar agreement was entered into between the Company and PH II, for a one-year term at an annual fee of $725,000, plus incentive compensation and expenses.

                                              Exhibit A



                        THT INC. 1997 STOCK OPTION PLAN

1.   Purposes.

     The THT INC. 1997 STOCK OPTION PLAN (the "Plan") is intended to provide the employees (including employees who are also directors), independent contractors and consultants of THT Inc. (the "Company") with an added incentive to provide their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended [the "Code"]), and Non-Qualified Stock Options ("NQSOs"), not intended to qualify under Section 422(b) of the Code (ISOs and NQSOs hereinafter collectively the "Options"), to employees, directors, independent contractors and consultants of the Company.

2.   Shares Subject to the Plan.

     The total number of shares of Common Stock of the Company, $.01 par value per share, that may be subject to Options granted under the Plan shall be 400,000 shares, subject to adjustment as provided in Paragraph 8 hereunder. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan, except as otherwise provided below. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the granting of Options under the Plan.

     In a given fiscal year, the maximum number of Options that can be granted hereunder to a single person shall be limited to 250,000 Options, as adjusted for future stock dividends and/or stock splits. Further, such limitation shall not be deemed exceeded in the event subsequent to the date of grant of Options under the Plan, the Company effectuates a stock split and/or stock dividend which results in an adjustment to the number of Options previously granted. The aforesaid limitation is intended to comply with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Board of Directors or Committee, as hereinafter defined, fails to comply with Section 162(m), it shall be deemed null and void to the extent required by statute and to the extent deemed advisable by the Board of Directors and/or such Committee.

3.   Eligibility.

     ISOs may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. NQSOs may be granted from time to time under the Plan to one or more employees of the Company, Officers, members of the Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company.

4.   Administration of the Plan.

     (a) The Plan may be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee of the Board of Directors of the Company (the "Committee") comprised of at least two outside directors, and in accordance with the requirement of Section 162(m) of the Code, appointed by the Board of Directors of the Company. In the event such Committee is not comprised of said outside directors, any Option granted hereunder by it shall not be deemed automatically null and void, except as otherwise provided below. Within the limits of the express provisions of the Plan, each of the Board of Directors and the Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISOs or NQSOs), and the number of shares of Common Stock to be subject to each Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that option agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, each of the Board of Directors and the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors or the Committee, in its discretion, shall deem relevant. The Board of Directors or the Committee's determinations, as the case may be, on the matters referred to in this Paragraph shall be conclusive.

     (b) Notwithstanding anything contained herein to the contrary, each of the Board of Directors or the Committee shall have the right to grant Options to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any), under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void to the extent required by law and to the extent deemed advisable by the Board of Directors and/or such Committee.

5.   Terms of Options.

     Within the limits of the express provisions of the Plan, each of the Board of Directors and the Committee may grant either ISOs or NQSOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The character and terms of each Option granted under the Plan shall be determined by the Board of Directors or the Committee consistent with the provisions of the Plan, including the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each ISO shall not be less than the fair market value of such shares of Common Stock as of the time such ISO is granted. Such fair market value shall be determined by the Board of Directors or the Committee and if the shares of Common Stock are then listed on any national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the average of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by Nasdaq, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or average of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO is granted to an individual who, immediately before the ISO is to be granted, owns directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

     (c) The Option Price of the shares of Common Stock subject to an NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion.

     (d) In no event shall any Option granted under the Plan have an expiration date later than ten (10) years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (e) Unless otherwise provided in any option agreement under the Plan, and except as otherwise provided below, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) become fully exercisable more than ten years from the date of its grant.

     (f) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified or bank check payable to the order of the Company, of the Option Price for such shares of Common Stock, or, by the delivery of unexercised Options and/or shares of Common Stock having a fair market value equal to the Option Price, or by a combination of cash and such unexercised Options and/or shares held by an optionee that have a fair market value equal to the Option Price, and, in the case of a NQSO, by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof. The Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors or the Committee, in its discretion, shall authorize.

     (g) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

     (h) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (i) Subject to the provisions of Section 6 hereof, each Option shall become exercisable at such time or times as the Board of Directors or the Committee may in its discretion specifically provide at the time the Option is granted. Notwithstanding the foregoing, each of the Board of Directors and the Committee may: (i) accelerate the exercisability of any Option subject to such terms and conditions as the Committee deems necessary and appropriate; or (ii) at any time prior to the expiration or termination of any Option previously granted, extend the term of any Option for such additional period as the Committee in its discretion shall determine. In no event, however, shall the aggregate term of any Option, including the original term of the Option and any extensions thereof, exceed ten years. Subject to the foregoing, and except as otherwise provided herein, all or any part of the shares underlying the Option with respect to which the Option is exercisable may be purchased commencing at the time and to the extent such Option became exercisable or at any time or times thereafter during the term of the Option.

     (j) The aggregate fair market value, determined as of the time any ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO. In addition, and notwithstanding anything contained herein to the contrary, in the event an ISO granted hereunder does not, for any reason, at the time of grant or during the term of the ISO satisfy all of the conditions under the Code with respect to being deemed an ISO, then said ISO shall be deemed a NQSO, but only to the extent, if applicable, said ISO exceeds any such conditions, and any said determination that said ISO is deemed an NQSO shall not be deemed the grant of a new Option hereunder.

6.   Death, Termination of Employment, or Disability.

     (a) Except as otherwise provided herein, upon termination of employment or retention with the Company, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of Subparagraph (c) of this Paragraph 6. For purposes hereof, termination of employment or retention shall include, but shall not be limited to, termination due to retirement, layoffs, or the permanent disability of the optionee. Notwithstanding anything contained herein to the contrary, any Options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is convicted of a felony committed against the Company, and the provisions of this Subparagraph (a) shall not be applicable thereto. In addition, and anything contained herein to the contrary notwithstanding, the term during which an optionee may exercise Options subsequent to the date of termination may, in the Committee's discretion, be modified, subject to applicable law and regulation, from the term specified above, as of the date of grant and as specified in an option agreement evidencing the grant of Options under the Plan.

     (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment or retention, such Options may, subject to the provisions of Subparagraph (c) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within twelve (12) months after the individual's death, to the extent, except as otherwise provided herein, such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     (c) An Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or retention or death, and in any event may not be exercised after the original expiration date of the Option.

     (d) Notwithstanding anything in this Plan to the contrary, any Options granted hereunder and then outstanding shall become immediately exercisable in full in the event the optionee's employment with the Company is terminated by the Company subsequent to the consummation of a tender offer or exchange offer made by any "person" within the meaning of Section 14(d) of the 1934 Act or subsequent to a Change in Control, as defined below. For purposes of this Subparagraph, a "Change in Control" shall have occurred if:

          (1) any "person" within the meaning of Section 14(d) of the 1934 Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 20% of the Company's Common Stock, exclusive of those persons who beneficially own more than 20% of the Company's Common Stock as of July 1, 1997.

          (2) any "person" acquires by proxy or otherwise the right to vote more than 20% of the Company's Common Stock for the election of Directors, exclusive of those persons who beneficially own more than 20% of the Company's Common Stock as of July 1, 1997, and/or other than solicitation of proxies by the Incumbent Board (as hereinafter defined), for any merger or consolidation of the Company or for any other matter or question.

          (3) the Company's stockholders have approved the sale of all or substantially all of the assets of the Company.

          (4) Notwithstanding the foregoing, a Change of Control shall not occur if the event causing the Change of Control is a repurchase by the Company of its own shares (although subsequent acquisitions of shares of Common Stock by any "person" owning more than the percentage interest set forth above shall constitute a Change of Control).

     (e) In addition, and notwithstanding anything contained herein to the contrary, in the event an optionee dies during such time as the optionee is employed or retained by the Company, then fifty percent (50%) of any outstanding Options which have not vested and are not exercisable by the optionee as of the date of death shall be automatically deemed vested and exercisable by the optionee's estate and/or his legatees in accordance with Subparagraph 6(b) hereof.

7.   Leave of Absence.

     For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to re-employment is guaranteed either by statute or by contract.

8.   Adjustment Upon Changes in Capitalization.

     (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Committee shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

     (b) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

9.   Further Conditions of Exercise.

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option under the Plan have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     (c) The Board of Directors or the Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of delivery of shares of Common Stock upon exercise of Options until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Options in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) withholding the amount due from any such person's wages or compensation due such person.

10.  Termination, Modification and Amendment.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company voting as a single class, and entitled to vote thereon.

     (c) The Board of Directors of the Company may at any time, prior to ten
(10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options may be granted under the Plan, materially change the standards of eligibility under the Plan or materially increase the benefits which may accrue to participants under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted and/or awarded.

11.  Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

12.  Not a Contract of Employment.

     Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee, or to terminate any other relationship with an Optionee, including that of independent contractor or consultant. Notwithstanding anything contained herein to the contrary, and except as otherwise provided at the time of grant, all references hereunder to termination of employment shall with respect to consultants and independent contractors mean the termination of retention of their services with or for the Company.

13.  Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.